                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14 (a) of the
               Securities Exchange Act of 1934 (Amendment No.___)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                   ALTEON INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:


       -------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:


       -------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       -------------------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:


       -------------------------------------------------------------------------

       (5) Total fee paid:


       -------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:


       -------------------------------------------------------------------------

       (2) Form, Schedule or Registration Statement No.:


       -------------------------------------------------------------------------

       (3) Filing Party:


       -------------------------------------------------------------------------

       (4) Date Filed:


       -------------------------------------------------------------------------

                                   ALTEON INC.
                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054


To Our Stockholders:

      You are most cordially invited to attend a Special Meeting of Stockholders of Alteon Inc. at 9:00 A.M., local time, on September 15, 2004, at the Mack-Cali Business Campus, 4 Gatehall Drive, Parsippany, New Jersey 07054.

      The Notice of Special Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States. Your stock will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                           Sincerely,



                                           KENNETH I. MOCH
                                           Chairman of the Board
                                           President and Chief Executive Officer

                                   ALTEON INC.
                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 15, 2004

      A Special Meeting of Stockholders of Alteon Inc., a Delaware corporation, will be held at the Mack-Cali Business Campus, 4 Gatehall Drive, Parsippany, New Jersey 07054, on September 15, 2004, at 9:00 A.M., local time, for the following purposes:

      (1) To consider and vote upon a proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 175,000,000; and

      (2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record at the close of business on August 2, 2004, are entitled to vote at the meeting, or at any adjournment of the meeting. A complete list of those stockholders will be open to the examination of any stockholder at our principal executive offices at 6 Campus Drive, Parsippany, New Jersey 07054, for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE ALTEON THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                           By Order of the Board of Directors



                                           ELIZABETH A. O'DELL
                                           Secretary

Parsippany, New Jersey
August ___, 2004

                                   ALTEON INC.
                                 6 CAMPUS DRIVE
                          PARSIPPANY, NEW JERSEY 07054

                                 PROXY STATEMENT

      We are furnishing this Proxy Statement in connection with our Special Meeting of Stockholders to be held on September 15, 2004, at the Mack-Cali Business Campus, 4 Gatehall Drive, Parsippany, New Jersey 07054, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Stockholders of record at the close of business on August 2, 2004, will be entitled to vote at the meeting and at any adjournment of the meeting. As of August 2, 2004, there were _______________ shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the meeting.

      You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

      Alteon's Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. We will vote as you direct.

      If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares (i) FOR the approval of the amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 175,000,000, and (ii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the meeting or any adjournment of the meeting.

      You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each proxy card should be signed and returned to assure that all of your shares are voted.

      You may revoke your proxy any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Alteon's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

      In order to carry on the business of the meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

      The proposed amendment to our certificate of incorporation must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock. Only votes cast "for" the matter will constitute affirmatives votes. Votes withheld or abstentions, because they are not cast "for" the proposal, will have the same effect as negative votes or votes cast "against" the proposal. Proxies submitted by brokers that do not indicate a vote for the proposal because such brokers do not have discretionary voting authority on the proposal and have not received instructions from their customers on the proposal (i.e., broker non-votes) will have the same effect as a vote against the proposal to amend our certificate of incorporation because the proposal requires the affirmative vote of a majority of the outstanding shares of our common stock. The vote required to approve any other matter that may be properly brought before the meeting will be determined in accordance with the Delaware General Corporation Law. To the extent that any proposal considered at the meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the meeting, broker non-votes will not be considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of proposals which require the affirmative vote of a majority of shares represented at the meeting.

      This Proxy Statement, together with the related proxy card, is being mailed to you on or about August _____, 2004.

                              APPROVAL OF AMENDMENT
                       TO OUR CERTIFICATE OF INCORPORATION
                   TO INCREASE THE AUTHORIZED NUMBER OF SHARES
          OF COMMON STOCK FROM 100,000,000 SHARES TO 175,000,000 SHARES

      The Board of Directors has adopted a resolution recommending that the stockholders consider and adopt at the meeting an amendment to Article FOURTH of Alteon's certificate of incorporation. The proposed amendment would increase the number of authorized shares of common stock, $.01 par value per share, from 100,000,000 to 175,000,000 shares.

      For the reasons described below, the Board of Directors believes that the proposed amendment is in the best interests of Alteon and its stockholders. If the amendment is approved, it will become effective upon the filing of a certificate of amendment to the certificate of incorporation with the Secretary of State of Delaware. The text of the proposed amended Article FOURTH is set forth below:

            FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 176,993,329 shares. The Corporation is authorized to issue two classes of stock designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of Common Stock authorized to be issued by the Corporation is 175,000,000, and each such share of Common Stock shall have a par value of $.01 per share. The total number of shares of Preferred Stock authorized to be issued by the Corporation is 1,993,329 and each such share shall have a par value of $.01 per share."

      We will require additional funding to complete our on-going clinical trials and to implement our business plan and expect to raise the required capital through, among other means, the sale of our common stock. Because the number of shares of common stock which we are required to reserve for issuance upon the conversion of our outstanding Series G Preferred Stock and Series H Preferred Stock varies inversely with the market price of our common stock, in light of the recent price of Alteon's common stock and the current market environment, we may not have sufficient authorized common stock to meet both our financing needs and our obligations to reserve shares of common stock. Accordingly, the Board of Directors believes that it is in the best interest of Alteon to increase the authorized common stock at this time so that we may issue such stock from time to time to raise the required capital without the costs and delays incident to obtaining stockholder approval at the time of such issuance.

      Except as described in this paragraph, we have not entered into any arrangements or understandings whereby we would be required to issue any of the additional shares of common stock for which authority is now sought. We recently completed the sale of 8,000,000 shares of our common stock and have agreed to sell to the purchasers of those shares an additional 3,200,000 million shares of our common stock if those purchasers so elect prior to December 31, 2004. In addition, depending on the market price of our common stock, we may issue the additional shares upon the conversion of our Series G Preferred Stock and Series H Preferred Stock and the exercise of currently outstanding warrants.

      In the future, we may also issue the additional shares of common stock in connection with the acquisition of the share or assets of other corporations, stock splits or dividends, dividend reinvestment programs and employee benefit plans.

      As of July 7, 2004, there were 48,472,898 shares of common stock issued and outstanding. We have reserved additional shares of common stock in connection with the conversion of our outstanding preferred stock, the exercise of outstanding warrants and the exercise of options granted under our Amended and Restated 1987 Stock Options Plan and Amended 1995 Stock Option Plan. As described above, in the opinion of the Board of Directors, the remaining authorized and unissued shares of common stock may not be sufficient to meet our capital needs based on the recent price of Alteon's common stock and the current market environment.

      The newly authorized shares of common stock, which will be identical to the shares of common stock presently authorized, may be issued for such consideration as shall be authorized from time to time by the Board of

Directors, subject to any required regulatory approvals, but without further action by the stockholders unless specifically required by applicable law or rules of the American Stock Exchange or any other exchange or market system on which the common stock is then traded. In connection with any issuance and sale of such shares, the number of shares to be issued and sold and the terms upon which they may be issued and sold will necessarily be determined by conditions existing at the time of such issuance and sale.

      Our stockholders do not have preemptive rights to subscribe on a pro rata basis to any future issuance of shares. If Alteon elects to issue additional shares of common stock, stockholders would not have any preferential right to purchase them, and their ownership would therefore be diluted. Although the Board is not aware of any efforts by any person to acquire control of Alteon, the authorized but unissued shares could be used to make it more difficult to effect a change in control, and thereby make it more difficult for stockholders to obtain an acquisition premium for their shares or remove incumbent management. The amendment is not part of a plan by our Board of Directors to propose a series of new anti-takeover measures, and the Board of Directors does not presently intend to propose additional anti-takeover measures in future proxy solicitations.

      In accordance with the Delaware Corporation Act, the proposed amendment to our certificate of incorporation must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 175,000,000 SHARES.


                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.


                             STOCKHOLDERS' PROPOSALS

      Stockholders deciding to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2005 annual stockholders' meeting must advise Alteon's Secretary of such proposals in writing by December 22, 2004. In addition, the proxy solicited by the Board of Directors for the 2005 annual stockholders' meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was untimely. In accordance with our bylaws, notice of a proposal will be considered untimely, unless Alteon's Secretary receives written notice of such proposal by March 4, 2005 (but not earlier than February 2, 2005).

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 7, 2004, except as otherwise set forth below, by each (i) person who is known to Alteon to own beneficially more than 5% of the common stock, and (ii) current director and Named Officer, including the nominees, and by all current directors and officers as a group:

                                                                   AMOUNT AND NATURE OF
                 NAME OF BENEFICIAL OWNER (1)                    BENEFICIAL OWNERSHIP (1)    PERCENT OF CLASS (2)
------------------------------------------------------------     ------------------------    --------------------
William Harris Investors, Inc.
   2 North LaSalle Street, Suite 400
   Chicago, IL 60602........................................          3,833,400  (3)                7.9%
Charles Livingston Grimes
   P.O. Box 136
   Mendenhall, PA 19357.....................................          2,500,000  (4)                5.1%

Kenneth I. Moch.............................................            910,605  (5)                1.8%
Edwin D. Bransome, Jr., M.D. ...............................             92,500  (6)                 *
Marilyn G. Breslow..........................................            148,467  (7)                 *
Alan J. Dalby...............................................            154,998  (8)                 *
David K. McCurdy............................................            126,067  (9)                 *
Thomas A. Moore.............................................             79,000 (10)                 *
George M. Naimark, Ph.D. ...................................            102,337 (11)                 *
Mark Novitch, M.D. .........................................            381,067 (12)                 *
Robert C. deGroof, Ph.D. ...................................            351,250 (13)                 *
Judith S. Hedstrom..........................................            122,916 (14)                 *
Elizabeth A. O'Dell.........................................            424,501 (15)                 *
All current directors and officers as a group (11 persons)..          2,893,708 (16)                5.6%

-----------------------
*     Less than one percent.


(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Applicable percentage of ownership is based on 48,472,898 shares of common stock outstanding.

(3) Based in part on Schedule 13G, dated February 17, 2004, filed by William Harris Investors, Inc. with the Securities and Exchange Commission; also includes shares of common stock purchased in a July 2004 financing.

(4) As set forth in Schedule 13D/A, dated August 20, 2003, filed by Mr. Grimes with the Securities and Exchange Commission.

(5) Includes 2,023 shares of common stock and 908,482 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004, and 100 shares held by Mr. Moch's sons. Does not include options to purchase 369,444 shares of common stock which will become exercisable more than 60 days after July 7, 2004, nor options to purchase 944,074 shares of common stock held in trust for Mr. Moch's minor children, for which Mr. Moch's wife is the trustee and Mr. Moch disclaims beneficial ownership.

(6) Includes 10,000 shares of common stock held directly by Dr. Bransome, 2,500 shares held by his wife and 80,000 shares of common stock subject to options that were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(7) Includes 148,467 shares of common stock subject to options that were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(8) Includes 12,467 shares of common stock held directly by Mr. Dalby and 142,531 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(9) Includes 126,067 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(10) Includes 24,000 shares of common stock held directly by Mr. Moore and 55,000 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(11) Includes 5,000 shares of common stock held directly by Dr. Naimark, 4,000 shares held jointly by Dr. Naimark and his wife and 93,337 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(12) Includes 5,000 shares of common stock held jointly by Dr. Novitch and his wife and 376,067 shares of common stock subject to options that were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(13) Includes 351,250 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include options to purchase 298,750 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(14) Includes 122,916 shares of common stock subject to options that were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include options to purchase 20,000 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(15) Includes 37,500 shares of common stock held directly by Ms. O'Dell and 387,001 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004. Does not include options to purchase 146,666 shares of common stock which will become exercisable more than 60 days after July 7, 2004.

(16) Includes 2,791,118 shares of common stock subject to options which were exercisable as of July 7, 2004, or which will become exercisable within 60 days after July 7, 2004.

                                     GENERAL

      The accompanying proxy is solicited by and on behalf of the Board of Directors of Alteon, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Alteon.

      In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Alteon who will not be specially compensated for these services. Alteon has retained the services of American Stock Transfer & Trust Company to assist in the proxy solicitation at a fee estimated to be $10,000. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of Alteon is based upon information received from the individual directors and officers.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.





                                          By Order of the Board of Directors



                                          ELIZABETH A. O'DELL
                                          Secretary


Parsippany, New Jersey
August ____, 2004

                       SPECIAL MEETING OF STOCKHOLDERS OF

                                   ALTEON INC.

                               SEPTEMBER 15, 2004



                           Please date, sign and mail
                        your proxy card in the envelope
                                provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                 YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                      FOR     AGAINST    ABSTAIN

1.    Approval of the proposal to amend Alteon's     [   ]     [   ]      [   ]
      certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 175,000,000.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AS THE PROXIES MAY DETERMINE.




            PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]

To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please         [  ]
note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder____________________________________  Date:_____________

Signature of Stockholder____________________________________  Date:_____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 REVOCABLE PROXY

                                   ALTEON INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE SPECIAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints Kenneth I. Moch and Elizabeth A. O'Dell and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Alteon Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Mack-Cali Business Campus, 4 Gatehall Drive, Parsippany, New Jersey at 9:00 A.M., local time, on Wednesday, September 15, 2004, and at any adjournment or adjournments thereof, upon the following proposal more fully described in the Notice of Special Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)